John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”)

Supplement dated July 1, 2017, to the current Prospectus dated March 1, 2017, as may be supplemented

To reflect a reduction in the Fund’s advisory fee rate, effective July 1, 2017, the “Summary of Fund Expenses” section of the Prospectus is revised and restated, in relevant part, as follows:

Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management fees (4)	0.95%
Other expenses (5)	0.32%
Total Annual Expenses	1.27%

(4)	Reflects management fee effective July 1, 2017. See “Management of the Fund—The Advisor” in the accompanying Prospectus for additional information.

(5)	Other expenses have been estimated for the current fiscal year.

EXAMPLE

The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 1.27% of net assets attributable to Common Shares in years 1 through 10; (ii) sales load of 1.00%, (iii) offering expenses of 0.42%; (iv) a 5% annual return; and (v) all distributions are reinvested at NAV:

	1 Year	3 Years	5 Years	10 Years
Total Expenses	$27	$54	$83	$165

You should read this supplement in conjunction with the prospectus supplement dated March 1, 2017 (the “Prospectus Supplement”).